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                                                                     EXHIBIT 4.2


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                          REGISTRATION RIGHTS AGREEMENT

                                      AMONG

                          VITAS HEALTHCARE CORPORATION,

                             CERTAIN STOCKHOLDERS OF

                          VITAS HEALTHCARE CORPORATION,

                               CHEMED CORPORATION

                                       AND

                         THE INVESTORS IDENTIFIED HEREIN

                      -------------------------------------
                                  JUNE 4, 1993
                      -------------------------------------


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                          REGISTRATION RIGHTS AGREEMENT

      This Registration Rights Agreement is dated as of June 4, 1993 and is among Vitas Healthcare Corporation, a Delaware corporation (the "Company"), and certain stockholders of the Company, Chemed Corporation, a Delaware corporation ("Chemed"), and the Investors, in each case identified on schedule A attached hereto.

1.    BACKGROUND; DEFINITIONS.

      1.1   Background.

            A. The Company and the persons and entities set forth on Schedule A under the heading Investors (collectively, "Investors") are parties to a Preferred Stock Purchase Agreement dated as of the date hereof (the "Stock Purchase Agreement") pursuant to which the Investors will purchase the number of shares of Series B Convertible Preferred Stock, par value $1.00 per share, of the Company (the "Preferred Stock") set forth opposite their respective names on Schedule A attached hereto. Each share of Preferred Stock is convertible into shares of common stock of the Company, par value $.001 per share (the "Common Stock"), in accordance with the terms of the Certificate of Designation, Preferences and Other Rights of the Series B Preferred Stock. As a condition to the execution of the Stock Purchase Agreement, the Investors have required that the Company grant to them registration rights as set forth herein.

            B. The Company, Chemed and OCR Holding Company, a Nevada corporation and wholly owned subsidiary of Chemed ("OCR"), entered into a Registration Rights Agreement (the "Old Registration Agreement") dated as of December 17, 1991 in connection with the purchase by OCR of 270,000 shares of 9% cumulative nonconvertible preferred stock, par value $1.00 per share, and the issuance by the Company to OCR of two warrants (the "Warrants") entitling OCR to purchase certain shares of the Common Stock, subject to the terms and conditions of the Warrants (the "Warrant Shares"). The Company desires, and Chemed and OCR have agreed, to terminate the Old Registration Agreement and include Chemed and OCR as parties to this Agreement. Upon the execution of this Agreement by the Company, Chemed and OCR, the Old Registration Agreement shall be deemed terminated and of no further force and effect.

            C. The Company has deemed it advisable and in its best interest to grant to certain existing security holders of the Company having a significant equity interest in the Company, other than OCR, as set forth in Schedule A attached hereto (collectively, the "Other Stockholders") registration rights in order to enable the Company to have an orderly and integrated approach to registration rights for certain stockholders, including OCR, at the same time that such rights are granted to the Investors.

      1.2 Certain Definitions. For purposes of this Agreement, the following terms shall have the meanings set forth below:

            (a) The terms "register," "registered," and "registration" refer to a registration effected by preparing and filing a registration statement under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (the "Securities Act"), and the declaration of effectiveness of such registration statement.

            (b) The term "Investor Registrable Securities" means: (i) the Common Stock issued or issuable upon conversion of the Preferred Stock (the "Conversion Shares"); (ii) the Common Stock of the Company acquired by the Investors or a Transferee (as hereafter defined), including pursuant to the Stockholders' Agreement dated the date hereof among the Company, Hugh A. Westbrook and Carole
S. Westbrook (the "Principal Stockholders"), and the Investors (the "Stockholders' Agreement"); and (iii) any Common Stock of the Company or any subsidiary of the Company issued as or issuable upon the conversion or exercise of any right or security which is issued as a dividend or other distribution with respect to, or in exchange for or in replacement of, the Preferred Stock or the Common Stock referred to in subsections (i) and (ii) above, or in connection with a stock split, combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise, other than shares of capital stock distributed to the public pursuant to an effective registration statement or Rule 144 (or successor thereto) under the Securities Act, or the subject of a transaction permitted by Section 4(1) of the Securities Act, and excluding in all cases, however, any Investor Registrable Securities sold by a person in a transaction in which its rights under this Agreement are not assigned.

            (c) The number of shares of "Investor Registrable Securities then outstanding" shall be the number of shares of Common Stock outstanding which are Investor Registrable Securities, and the number of shares of Common Stock which would be Investor Registrable Securities upon issuance upon conversion or exercise of, or in exchange for, any of the securities referred to in Section 1.2(b).

            (d) The term "Holder" means any person owning or having the right to acquire Investor Registrable Securities or any assignee thereof in accordance with the terms of the Stockholders' Agreement.


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            (e) The term "Other Registrable Securities" means: (i) the Common
Stock owned or hereafter acquired by the Principal Stockholders and the Other Stockholders; (ii) the Common Stock issued or issuable upon exercise of stock options currently outstanding or granted to the Principal Stockholders and the Other Stockholders after the date hereof by the Board of Directors or any other right or security held by such Principal Stockholders and Other Stockholders;
(iii) any Common Stock of the Company or any subsidiary of the Company issued as or issuable upon the conversion or exercise of any right or security which is issued as a dividend or other distribution with respect to, or in exchange for or in replacement of, the Common Stock referred to in subsections (i) and (ii) above, or in connection with a stock split, combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise, other than shares of capital stock distributed to the public pursuant to an effective registration statement or Rule 144 (or successor thereto) under the Securities Act or the subject of a transaction permitted by Section 4(1) of the Securities Act.

            (f) The term "OCR Registrable Securities" means (i) the Warrant Shares; (ii) any Common Stock owned or hereafter acquired by OCR; and (iii) any Common Stock of the Company or any subsidiary of the Company issued as or issuable upon the conversion or exercise of any right or security which is issued as a dividend or other distribution with respect to, or in exchange for or in replacement of the Warrant Shares or the Common Stock referred to in subsection (ii) above, or in connection with a stock split, combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise, other than shares of capital stock distributed to the public pursuant to an effective registration statement or Rule 144 (or successor thereto) under the Securities Act or the subject of a transaction permitted by Section 4(1) of the Securities Act.

            (g) The term "Common Stock on a fully diluted basis" means, at the time of determination, the number of shares of Common Stock equal to the sum of
(i) the number of outstanding shares of Common Stock, (ii) the number of Conversion Shares, (iii) the number of Warrant Shares, (iv) the number of shares of Common Stock issuable upon the conversion or exchange of all outstanding securities convertible or exchangeable for shares of Common Stock (other than the Preferred Stock) and upon the exercise of all outstanding options, rights or warrants (other than the Warrants) to purchase shares of Common Stock outstanding, in each case on the date of determination.

            (h) The term "registrable stock" means, in any particular context herein, collectively (i) the Investor Registrable Securities held by the Holders, (ii) the Other


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Registrable Securities held by the Principal Stockholders and the Other
Stockholders, and (iii) the OCR Registrable Securities held by OCR, in each case entitled to the registration rights that are the subject of the provision in which such term is used.

2.    REGISTRATION.

      2.1   Registration on Request.

            (a) If at any time prior to the closing of a Qualified Public Offering (as defined in the Certificate of Designation, Preferences and Other Rights of the Preferred Stock) but after January 1, 1996, the Holders and/or any securityholders, together or individually, with other securityholders of the Company holding in the aggregate a majority of the Common Stock on a fully diluted basis (collectively, "Requesting Holders") deem it appropriate that the Company offer to the public its Common Stock pursuant to a registration statement under the Securities Act (the "Initial Public Offering"), the Requesting Holders shall provide written notice to the Company. The Company will promptly give written notice of such requested offering by certified or registered mail to all Holders, OCR, the Principal Stockholders and the Other Stockholders (collectively, "holders"). The holders may thereupon request the registration of all or part of the registrable stock held by the holders concurrently with such Initial Public Offering, which request shall specify the intended method or methods of disposition of such registrable stock. The Company will use its best efforts to file (at the earliest possible date and if possible within ninety (90) days after the giving of such written notice by the Company) the registration statement for the Initial public Offering including therein:

                  (i) Investor Registrable Securities, OCR Registrable Securities and Other Registrable Securities which the Company has been so requested to register by a Holder or Holders, OCR, the Principal Stockholders and the Other Stockholders for disposition in accordance with the intended method of disposition stated in such request; and

                  (ii) other registrable stock which the Company has been requested to register by other holders, by written request delivered to the Company within 30 days after the giving of such written notice by the Company (which request shall specify the intended method of disposition of such registrable stock), provided that if the Company shall have previously effected a registration of which notice has been given to holders pursuant to Section 2.2, the Company shall not be required to effect a registration pursuant to this Section 2.1(a) until a period of nine (9) months shall have


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      elapsed from the termination of effectiveness of the most recent such previous registration.

            (b) At any time after the earlier of (x) the Initial Public Offering and (y) the date the Company becomes a reporting company under Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), Galen Partners II, L.P. and Warburg, Pincus Investors, L.P. (each a "Principal Holder") shall each be entitled to request, one time, in writing that the Company effect the registration under the Securities Act of all or part of the Investor Registrable Securities held by such Principal Holder, which request shall specify the intended method or methods of disposition of such Investor Registrable Securities. The Company will promptly give written notice of such requested registration by certified or registered mail to all holders and thereupon will use its best efforts to file (at the earliest possible date and if possible within 90 days after the giving of such written notice by the Company) the registration, under the Securities Act, of:

                  (i) the Investor Registrable Securities which the Company has been so requested to register by such principal Holder, for disposition in accordance with the intended method of disposition stated in such request; and

                  (ii) all other Investor Registrable Securities which the Company has been requested to register by a Holder or Holders, by written request delivered to the Company within 30 days after the giving of such written notice by the Company (which request shall specify the intended method of disposition of such Investor Registrable Securities), provided that:

                  (A) if the Company shall have previously effected a
            registration pursuant to Section 2.1(a), or shall have previously effected a registration of which notice has been given to all holders pursuant to Section 2.2, the Company shall not be required to effect another registration pursuant to this Section 2.1(b) until a period of nine (9) months shall have elapsed from the termination of effectiveness of the most recent such previous registration;

                  (B) the Company shall not be required to effect any
            registration pursuant to this Section 2.1(b) unless the Principal Holder and Holders requesting registration pursuant to clauses (i) and (ii) above have requested to include in the applicable registration Investor Registrable Securities owned by them representing an anticipated aggregate value of at least $5,000,000; and


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

                  (C) if the Board of Directors determines in good faith and in the exercise of its reasonable business judgment that the registration and distribution of all or a specified portion of Investor Registrable Securities will result in a twenty-five percent (25%) or more decrease in the market price of the then outstanding Common Stock, then the Company shall not be required to effect the registration requested pursuant to this Section 2.1(b) until such time as shall be reasonably determined by the Board of Directors to permit such registration and distribution without resulting in such a decrease in price; provided that in the event the Principal Holder requesting registration under this Section 2.1(b) is Warburg, Pincus Investors, L.P. ("Warburg") and Warburg provides written notice to the Company that it requests registration under this Section 2.1(b) in order to make a distribution of Investor Registrable Securities held by Warburg to its limited partners, then notwithstanding anything contained in this Section 2.1(b)(ii)(C) to the contrary, the Company shall be required to effect the registration of Investor Registrable Securities held by Warburg (and no other holders) for such purpose only in accordance with the terms of this Section 2.1(b) (a "Warburg Distribution Demand")

      If any registration requested by the holders pursuant to Section 2.1 is for an underwritten offering, the Company shall have the right to designate the underwriter, who shall be an investment banking firm of nationally recognized standing.

            (c) The Company will pay all Registration Expenses in connection with the registration effected by the Company of registrable stock (including in connection with the Initial Public Offering) pursuant to Section 2.1(a) and the registration of Investor Registrable Securities pursuant to Section 2.1(b). The term "Registration Expenses" shall mean all expenses incident to the Company's performance of or compliance with this Section 2 including, without limitation, all registration and filing fees; all printing expenses; the fees and disbursements of counsel for the Company and of its independent public accountants, including the expenses of any special audits required by or incident to such performance and compliance. Registration Expenses shall exclude underwriting discounts and/or commissions (or similar payments), transfer taxes, if any, on registrable stock sold by the holders, all fees and expenses of compliance with state securities or blue sky laws attributable to such registrable stock, and the fees and disbursements of counsel for the holders, all of which shall be borne by the holders.


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

            (d) If any registrable stock included by any holder in a registration pursuant to this Section 2.1 are to be sold in an underwritten offering, then each other holder who is registering registrable stock in the same registration shall have the right, at its election, to demand that all registrable stock be sold in such underwritten offering on the same terms and conditions, including price, subject, however, to the provisions of Section 2.3(b).

            (e) A registration requested pursuant to this Section 2.1 shall not be deemed to have been effected (i) unless a registration statement with respect thereto has become effective, provided that a registration which does not become effective after the Company has filed a registration statement with respect thereto solely by reason of the refusal to proceed of the holders or Holders, as the case may be, requesting such registration (the "Initiating Holders") shall be deemed to have been effected by the Company at the request of such Initiating Holders unless the Initiating Holders shall have elected to pay all Registration Expenses in connection with such registration that does not become effective; provided, however, that if at the time of such refusal to proceed (A) the Initiating Holders have learned of a material adverse change in the business, condition or prospects of the Company not known to the Initiating Holders at the time of their request, (B) the existence of such material adverse change was known to the Company at the time of the Initiating Holders' request for registration, and (C) the Initiating Holders have notified the Company of their refusal to proceed with reasonable promptness following disclosure by the Company of such material adverse change, then such registration shall not be deemed to have been effected and the Initiating Holders shall not be required to pay any Registration Expenses in connection therewith; (ii) if, after it has become effective, such registration is the subject of any stop order, injunction or other order or requirement of the Securities and Exchange Commission (the "Commission") or other governmental agency or court for any reason which cannot be cured within five (5) business days of the issuance of such stop order, injunction, order or requirement; or (iii) if the conditions to closing specified in any underwriting agreement entered into in connection with such registration are not satisfied and the closing does not occur, other than by reason of some act or omission by any such Initiating Holders.

      2.2.  Incidental Registration.

            (a) If the Company at any time proposes to register any of its securities under the Securities Act, whether or not for sale for its own account, other than pursuant to Section 2.3(b) and other than in connection with a Warburg Distribution Demand, on a form (other than Form S-4 or S-8) and in a manner which would permit registration of shares of Common Stock for sale to the


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public under the Securities Act, it will, each such time, give prompt written notice to all Holders, OCR, the Principal Stockholders and the Other Stockholders (collectively, "holders") of its intention to do so, describing such securities and specifying the form and manner and the other relevant facts involved in such proposed registration. Upon the written request of any holder delivered to the Company within 30 days after the giving of any such notice (which request shall specify the number of shares of registrable stock intended to be disposed of by such holder and the intended method of disposition thereof), the Company will include in such registration such number of shares of registrable stock as a holder may specify in its request, provided that:

                  (i) if, at any time after giving such written notice of its intention to register any of its securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register such securities, the Company may, at its election, give written notice of such determination to each holder and thereupon shall be relieved of its obligation to register any registrable stock in connection with such registration (but not from its obligation to pay the Registration Expenses already incurred in connection therewith as provided in subsection (b) of this Section 2.2), without prejudice, however, to the rights of any one or more holders to request registration pursuant to Section 2.1;

                  (ii) if (A) the registration so proposed by the Company involves an underwritten offering of the securities so being registered, whether or not for sale for the Company's own account, other than pursuant to Section 2.1 or Section 2.3(b), (B) the registrable stock so requested to be registered for sale for the account of any holder are not also to be included in such underwritten offering, and (C) the managing underwriter of such underwritten offering shall notify the Board of Directors of the Company in writing that the registration and distribution of all or a specified portion of registrable stock concurrently with the securities being distributed by such underwriters would materially interfere with the successful marketing of such securities by such underwriters (such notice to summarize the reasons therefor), then the Company will promptly furnish each holder who has requested registration of such registrable stock not to be included in such underwritten offering pursuant to this Section 2.2 with a copy of such notice. The Company may require, by written request accompanying such copy of such notice to each such holder, that the registrable stock requested to be included in such registration statement be


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      included in such underwritten offering or be excluded from such registration; and

                  (iii) the Company shall not be obligated to effect any registration of registrable stock under this section 2.2 incidental to the registration of any of its securities in connection with mergers, exchange offers, dividend reinvestment plans, employee stock ownership plans or stock option plans, thrift plans, pension plans or other employee benefit plans.

            (b) The Company will pay all Registration Expenses (including for purposes of this Section 2.2, the reasonable fees and disbursements of one counsel for the holders, as a group, on whose behalf securities are being registered) in connection with each registration of registrable stock requested by a holder pursuant to this Section 2.2.

      2.3.  Registration Procedures.

            (a) If and whenever the Company is requested or required to effect the registration of any registrable stock under the Securities Act as provided in Sections 2.1, 2.2 or 2.3(b), the Company will as expeditiously as possible:

                  (i) prepare and file with the Commission a registration statement on the appropriate form with respect to such registrable stock and use its reasonable best efforts to cause such registration statement to become effective as promptly as practicable;

                  (ii) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to use its reasonable best efforts to comply with the provisions of the Securities Act applicable to the Company with respect to the disposition of all securities covered by such registration statement until the earlier of such time as all registrable stock has been disposed of in accordance with the intended methods of disposition by the holders thereof set forth in such registration statement or the expiration of 180 days after such registration statement becomes effective;

                  (iii) furnish to each holder participating in the registration such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus included in such registration statement (including each preliminary prospectus


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

      and any summary prospectus), in conformity with the requirements of the Securities Act, such documents incorporated by reference in such registration statement or prospectus, and such other documents of the Company, as such holder may reasonably request to facilitate the disposition of registrable stock owned by it;

                  (iv) use its reasonable best efforts to register or qualify all securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions within the United States and its territories as each holder participating in the registration shall reasonably request, and do any and all other reasonable acts and things which may be reasonably necessary or advisable to enable such holder to consummate the disposition in such jurisdictions of its registrable stock covered by such registration statement, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it is not so qualified, or to consent to general service of process in any such jurisdiction;

                  (v) furnish to each Holder of 25% of more of Investor Registrable Securities covered by such registration statement, and use its reasonable best efforts to furnish to each other holder of registrable stock covered by such registration statement, a signed counterpart, addressed to such holder, of (A) an opinion of counsel for the Company, dated the effective date of such registration statement (or, if such registration includes an underwritten public offering, dated the date of the closing under the underwriting agreement), and (B) a "cold comfort" letter signed by the independent public accountants who have certified the Company's financial statements included in such registration statement, covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and, in the case of such accountants' letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered to underwriters in underwritten public offerings of securities of issuers in the health-care industry;

                  (vi) promptly notify each holder of registrable stock covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and at the request of any such holder prepare and furnish to such holder a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such registrable stock, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

                  (vii) notify each holder of registrable stock covered by such registration statement promptly after the Company shall receive notice or obtain knowledge of the issuance of any stop order by the Commission suspending the effectiveness of any such registration statement or amendment thereto or of the initiation or threatening of any proceeding for that purpose, and promptly use reasonable best efforts to prevent the issuance of any stop order or obtain its withdrawal promptly if such stop order should be issued;

                  (viii) use its reasonable best efforts to comply with all applicable rules and regulations of the Commission, and make available to its securities holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months, but not more than eighteen months, beginning with the first month of the first fiscal quarter after the effective date of such registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act; and

                  (ix) use its reasonable best efforts to effectuate the listing of the registrable stock to be sold on any exchange on which the Common Stock is then listed.

            The Company may require each holder as to which any registration is being effected to furnish the Company with such information regarding such holder and the distribution of its registrable stock as the Company may from time to time request in writing, for inclusion in the applicable registration statement, as reasonably determined by the Company to be required by law, or by the Commission, in connection therewith and each holder shall furnish such information as promptly as practicable after such request.

            (b) If requested by the underwriters for any underwritten offering with respect to an Initial Public Offering or on behalf of a holder or holders pursuant to a registration requested under Section 2.1, the Company will enter into an underwriting agreement upon mutually satisfactory terms with such underwriters for such offering, such agreement to contain such representations and warranties by the Company and the holders and such other terms and provisions as are customarily contained in underwriting agreements, including, without limitation, customary indemnities. Whenever a registration requested by one or more holders pursuant to Section 2.1 is for an underwritten offering, and the underwriters shall determine that the inclusion of all or a specified portion of registrable stock requested to be included in such offering would materially interfere with the successful marketing of such offering, to the extent determined to be necessary by the underwriters, (i) in the case of a registration pursuant to
Section 2.1(a), the registrable stock requested to be registered by the holders shall be excluded on a pro rata basis based upon the respective numbers of registrable stock proposing to participate in such underwritten offering, and
(ii) in the case of a registration pursuant to Section 2.1(b), the Other Registrable Securities requested to be registered by the Principal Stockholders and the Other Stockholders shall be excluded first, and to the extent reasonably determined to be necessary by the underwriters, the Investor Registrable Securities and the OCR Registrable Securities requested to be registered by the Holders and OCR, respectively, shall be excluded next on a pro rata basis based upon the respective numbers of Investor Registrable Securities and OCR Registrable Securities proposing to participate in such underwritten offering (the shares excluded in an Initial Public Offering or in a secondary offering shall be referred to herein as the "Deferred Demand Securities"). The exclusions in the preceding sentence shall apply until the completion of the distribution of such securities by such underwriters, but in no event for a period of more than 150 days after the effective date of such registration. In the event that, in accordance with this Section 2.3(b), any registrable stock held by a holder proposing to participate in such underwritten offering pursuant to Section 2.1 shall have been excluded, the Company shall, not later than the end of the 150 day period referred to above, register such Deferred Demand Securities to the extent required to permit the distribution thereof in accordance with the intended method of disposition previously disclosed to the Company pursuant to
Section 2.1, unless such holder shall have withdrawn its request to register its Deferred Demand Securities, and no such deferred registration hereunder shall be deemed to be a registration pursuant to Section 2.1 hereof. The registration of such Deferred Demand Securities pursuant to an underwritten offering shall again be subject to exclusion as set forth in the second sentence of this Section 2.3(b); provided that in no event will the Company be required to effect more than one registration of Deferred Demand Securities in connection with any exercise of demand registration rights pursuant to Section 2.1. The Company will pay all Registration Expenses in connection with the registration of Deferred Demand Securities pursuant to this Section 2.3(b), if the proposed underwritten offering with respect to which such Securities were deferred was an offering in respect of which the Company was required to pay Registration Expenses pursuant to Section 2.1(c) hereof.

            (c) If the Company at any time proposes to register any of its securities under the Securities Act whether or not for sale for its own account as contemplated by Section 2.2, but in circumstances in which Section 2.1 and
Section 2.3(b) do not apply, and such securities are to be distributed by or through one or more underwriters, the Company will make reasonable efforts, if requested by any holder who requests incidental registration of registrable stock in connection therewith pursuant to Section 2.2, to arrange for such underwriters to include such registrable stock among those securities to be distributed by or through such underwriters; provided, however, that if the underwriters shall determine that the inclusion of all or a specified portion of such registrable stock would materially interfere with the successful marketing of such offering, all registrable stock requested to be included shall be excluded, pro rata, based upon the respective numbers of registrable stock proposing to participate in such underwritten offering. The holders on whose behalf registrable stock is to be distributed by such underwriters shall be parties to any such underwriting agreement and the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters, shall also be made to and for the benefit of such holders. Any such holder of registrable stock shall not be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding such holder, such holder's registrable stock and such holder's intended method of distribution and any other representations reasonably required and customary in connection with the registration.

            (d) Whenever a deferred registration required pursuant to Section 2.3(b) is for an underwritten offering, or if the Company at any time proposes to register any of its securities under the Securities Act for sale for its own account and such securities are to be distributed by or through one or more underwriters, the Company shall have the right to select the managing underwriter to administer the offering subject to the approval of the holders of a majority of the registrable stock included in such registration, such approval not to be unreasonably withheld.

            (e) If any registration pursuant to Sections 2.1, 2.2 or 2.3(b) shall be in connection with an underwritten offering, each holder agrees, if so timely required in writing by the managing underwriters, not to sell or otherwise dispose of (other than to donees who agree to be similarly bound) registrable stock (other than as part of such underwritten public offering) within the period commencing seven days prior to the effective date of such registration statement and ending 180 days after the effective date of such registration statement, unless otherwise consented to by the managing underwriters. Each holder of registrable stock agrees that the Company may instruct its transfer agent to place stop transfer notations in its records to enforce this Section 2.3(e).

            (f) Each holder agrees by acquisition of the registrable stock that, upon receipt of any notice from the Company of the occurrence of any event of the kind described in subsection (a)(vi) of this Section 2.3, such holder will forthwith discontinue the disposition of registrable stock pursuant to the registration statement relating to such registrable stock until such holder's receipt of the copies of the supplemented or amended prospectus contemplated by subsection (a)(vi) of this Section 2.3 and, if so directed by the Company, will deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in such holder's possession of the prospectus relating to such securities at the time of receipt of such notice; provided, that if the registration statement is for an underwritten offering, such holder will use all reasonable efforts to cause the underwriters of such offering to discontinue the disposition of the registrable stock. In the event the Company shall give any such notice, the period referred to in subsection (a)(ii) of this
Section 2.3 shall be extended by the length of the period from and including the date when each seller of any registrable stock covered by such registration statement shall have received such notice to the date on which each such seller has received the copies of the supplemented or amended prospectus contemplated by subsection (a)(vi) of this Section 2.3.

      2.4. Preparation; Reasonable Investigation. In connection with the preparation and filing of each registration statement registering registrable stock, the Company will give the holders on whose behalf such securities are to be so registered and their underwriters, if any, and their respective counsel and accountants, the opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the Commission, and each amendment thereof or supplement thereto, and will give each of them such access to its books and records and such opportunities to discuss the business of the Company and its subsidiaries with its officers and the independent public accountants who have certified its financial statements as shall be necessary, in the opinion of such holders and such underwriters or their respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act.

      2.5.  Indemnification.

            (a) In the event of any registration of any securities of the Company pursuant to Sections 2.1, 2.2 or 2.3(b), the Company will indemnify and hold harmless each selling holder, its directors, officers, partners, employees, representatives and affiliates, and each other person, if any, who controls such holder within the meaning of the Securities Act (each an "Indemnified Person") against any losses, claims, damages, liabilities and expenses (including reasonable legal fees and expenses and costs of investigation), joint or several, to which such Indemnified Person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions or proceedings in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered or qualified under the Securities Act or otherwise, any final prospectus or summary prospectus included therein, or any amendment or supplement thereto, or any document incorporated by reference therein or incident to any such registration or qualification, or (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act or any rule or regulation promulgated thereunder and relating to action or inaction required of the Company in connection with any such registration or qualification or compliance thereunder; and the Company will reimburse each Indemnified Person for any legal or any other expenses reasonably incurred by it in connection with investigating or defending any such loss, claim, liability, action or proceeding; provided that the Company shall not be liable to such Indemnified Person for indemnification or reimbursement in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such final prospectus, summary prospectus, amendment or supplement or any documents incorporated by reference in any of the above in reliance upon and in conformity with written information furnished by such Indemnified Person to the Company and designated in writing by such person to be specifically for use in the preparation thereof, provided, further that the Company shall not be liable to any Indemnified Person who participates as an underwriter in the offering or sale of registrable stock or to any other Indemnified Person, if any, who controls such underwriter within the meaning of the Securities Act, in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof), or expense arises out of such Indemnified Person's failure to send or give a copy of the final prospectus, as the same may be then supplemented or amended, to the person asserting the existence of an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of registrable stock to such person if such statement or omission was corrected in full in such final prospectus. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Person and shall survive the transfer of such securities by such Indemnified Person.

            (b) The Company may require, as a condition to including any registrable stock in any registration statement filed pursuant to Section 2.3(a)(i), that the Company shall have received an undertaking satisfactory to it from the holder of registrable stock included in such registration, to indemnify and hold harmless (in the same manner and to the same extent as set forth in subsection (a) of this Section 2.5) the Company, each director of the Company, each officer of the Company who shall sign such registration statement, and each other person, if any, who controls the Company within the meaning of the Securities Act, with respect to any statement in or omission from such registration statement, any final prospectus or summary prospectus included therein, or any amendment or supplement thereto or any documents incorporated by reference in any of the above, if such statement or omission was made solely in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by such holder stating that it is specifically for use in the preparation of such registration statement, final prospectus, summary prospectus, amendment or supplement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company or any such director, officer or controlling person and shall survive the transfer of registrable stock by such holder; provided, however, that a holder's liability hereunder shall not exceed the aggregate net proceeds received by such holder from the sale of its registrable stock in such offering.

            (c) If the indemnification provided for in this Section 2.5 is unavailable or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities, expenses or action in respect thereof referred to herein, then the indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities, expenses or actions in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand, and the indemnified party on the other, in connection with the statement or omission which resulted in such losses, claims, damages, liabilities, expenses or actions as well as any other relevant equitable considerations, including the failure to give the notice required hereunder. The relative fault of the indemnifying party and the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact relates to information supplied by the indemnifying party or the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the holders agree that it would not be just and equitable if contributions pursuant to this Section were determined by pro rata allocation or by any other method of allocation which did not take account the equitable considerations referred to herein. The amount paid or payable to an indemnified party as a result of the losses, claims, damages, liabilities or action in respect thereof, referred to above, shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the contribution provisions of this Section, in no event shall the amount contributed by any holder exceed the aggregate net offering proceeds received by such holder from the sale of its registrable stock. No person guilty of fraudulent misrepresentations (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation.

            (d) Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in this
Section 2.5, such indemnified party will give written notice to the latter of the commencement of such action, provided that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under the preceding subsections of this Section 2.5, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, the indemnifying party shall be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified, to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof; provided, however, that if the indemnified party or parties reasonably determine that there may be a conflict between the positions of the indemnifying party or parties and of the indemnified party or parties in conducting the defense of such action or proceeding or that there may be legal defenses available to such indemnified party or parties different from or in addition to those available to the indemnifying party or parties, then counsel for the indemnified party or parties shall be entitled to conduct the defense to the extent reasonably determined by such counsel to be necessary to protect the interests of the indemnified party or parties (and the indemnifying party or parties shall bear the reasonable legal and other expenses incurred in connection therewith). No indemnifying party will, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement which does not include as a term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation. No indemnified party shall consent to entry of any judgment or enter into any settlement of any such action the defense of which has been assumed by an indemnifying party without the prior consent of such indemnifying party.

            (e) Indemnification (and, if appropriate, contribution) similar to that specified in the preceding subsections of this Section 2.5 (with appropriate modifications) shall be given by the Company and each holder of registrable stock with respect to any required registration or other qualification of such securities under any applicable federal securities law (other than the Securities Act) or state securities or blue sky law or regulation.

      2.6. Form S-3 Registration. In case the Company shall receive from any Holder or Holders who own at least ten percent (10%) of the Investor Registrable Securities then outstanding a written request or requests that the Company effect a registration on Form S-3 (or successor form) and any related qualification or compliance with respect to all or a part of the Investor Registrable Securities owned by such Holder or Holders, the Company will:

            (a) Promptly give written notice of the proposed registration, and any related qualification or compliance, to all other Holders; and

            (b) As soon as practicable, use its best efforts to effect such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holder's or Holders' Investor Registrable Securities as are specified in such request, together with all or such portion of the Investor Registrable Securities of any other Holder or Holders joining in such request as are specified in a written request given within thirty (30) days after receipt of such written notice from the Company; provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance, pursuant to this Section 2.6: (i) if Form S-3 (or successor form) is not available for such offering by the Holders, (ii) if the Holders, together with any other holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Investor Registrable Securities and other registrable stock (if any) at an aggregate price to the public of less than $1,000,000, (iii) if the Company has, within the six (6) month period preceding the date of such request, already effected a registration on Form S-3 (or successor form) for the Holders pursuant to this Section 2.6 or a registration pursuant to Sections 2.1, 2.2 or 2.3(b) in which Investor Registrable Securities of such Holders were included, or (iv) in any particular jurisdiction in which the Company would be required to qualify generally to do business wherein it is not so qualified or to consent to general service of process in any such jurisdiction in effecting such registration, qualification or compliance.

            (c) Subject to the foregoing, the Company shall file a registration statement covering the Investor Registrable Securities and other registrable stock pursuant to this Section 2.6 as soon as practicable after receipt of the request or requests of the Holders. The Company shall use its reasonable best efforts to keep such registration statement effective and comply with the provisions of the Securities Act applicable to the Company with respect to the disposition of all securities covered by such registration statement until all the Investor Registrable Securities covered by such registration statement have been sold.

            (d) All Registration Expenses incurred in connection with the first two (2) registrations requested pursuant to this Section 2.6 shall be borne by the Company. After the first two (2) registrations, all such Expenses shall be borne pro rata by the holders participating in the Form S-3 registration. Registrations effected pursuant to this Section 2.6 shall not be counted as demands for registration effected pursuant to Section 2.1.

      2.7. Other Registrations. The Company hereby agrees that if it has previously filed a registration statement with respect to registrable stock pursuant to Section 2.2, and if such previous registration has not been withdrawn or abandoned, the Company will not file or cause to be effected any other registration of any of its equity securities or securities convertible or exchangeable into or exercisable for its equity securities under the Securities Act (except on Form S-4 or Form S-8 or any other similar form for employee benefit plans), whether on its own behalf or at the request of any holder or holders of such securities, until a period of at least six (6) months has elapsed from the effective date of such previous registration or, if sooner, until all registrable stock included in such previous registration have been sold.

3.    MISCELLANEOUS.

      3.1 Rule 144. If the Company shall have filed a registration statement pursuant to the requirements of Section 12 of the Exchange Act or a registration statement pursuant to the requirements of the Securities Act, the Company will use its reasonable best efforts to file the reports required to be filed by it under the Securities Act and the Exchange Act (or, if the Company is not required to file such reports, upon the request of any Holder, will use its reasonable best efforts to make publicly available such information), and will take such further action as any Holder may reasonably request, all to the extent required from time to time to enable such Holder to sell Investor Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the Commission. Upon the request of any Holder, the Company will deliver to such Holder (i) a written statement as to whether it has complied with such requirements; (ii) if applicable, a copy of the most recent annual or quarterly report of the Company; and (iii) such other reports and documents as a Holder may reasonably request to avail itself of Rule 144 or any other rule or regulation of the Commission allowing a Holder to sell Common Stock without registration.

      3.2. Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of: (i) in the event the amendment or waiver relates to
Section 2.1(b) or Section 2.6, the Company and the Holders of two-thirds (2/3) or more of the Investor Registrable Securities then outstanding; (ii) in the event the amendment or waiver relates to Section 2.1(a), the Company and the holders of a majority of the Investor Registrable Securities, the OCR Registrable Securities and the Other Registrable Securities; and (iii) in all other events, the Company and the holders of a majority of the registrable stock then outstanding. For purposes of this Section 3.2, "registrable stock then outstanding" shall be the number of shares of Common Stock outstanding which are registrable stock, and the number of shares of Common Stock which would be registrable stock upon conversion or exercise of, or in exchange for, any registrable stock. Each holder shall be bound by any consent authorized by this
Section 3.2.

      3.3. Assignment of Investors' Registration Rights. The rights to cause the Company to register Investor Registrable Securities pursuant to this Agreement may be assigned by a Holder to a transferee or assignee ("Transferee") of such securities in accordance with the terms of the Stockholders' Agreement who, after such assignment or transfer, holds at least 250,000 shares of Investor Registrable Securities (subject to appropriate adjustments for stock splits, stock dividends, combinations and other recapitalizations), provided that the 250,000 share threshold referenced above shall not apply to transfers to Permitted Transferees as defined in the Stockholders' Agreement; provided further that all such assignees and transferees who do not meet the 250,000 share threshold shall appoint a single Holder as their attorney-in-fact for the purpose of exercising any rights, receiving notices or taking any action under this Agreement. No transfer of Investor Registrable Securities by a Holder shall be effective unless the Transferee shall have executed a counterpart to this Agreement, as amended or supplemented.

      3.4. Limitations on Subsequent Registration Rights. From and after the date of this Agreement, the Company shall not enter into any agreement with any person or entity holding or proposing to hold any securities of the Company which would provide such person or entity with registration rights more favorable than the rights granted to the holders under this Agreement, in any case, without the written consent of the holders of a majority of the registrable stock entitled to the type of registration rights to be provided to such person or entity.

      3.5. Specific Performance. Inasmuch as the shares of capital stock of the Company are closely held and the market therefor is limited, irreparable damage would result if this Agreement were not specifically enforced. Therefore, the rights granted to holders hereunder shall be enforceable in a court of equity by a decree of specific performance, and appropriate injunctive relief may be applied for and granted in connection therewith. Such remedies shall, however, be cumulative and not exclusive and shall be in addition to any other remedies which any party may have under this Agreement or otherwise.

      3.6. Notices. Except as otherwise provided in this Agreement, notices and other communications under this Agreement shall be in writing and shall be delivered, if to the Company, a Principal Stockholder or an Investor, to such party in the manner set forth in the Stockholders' Agreement, or if to any other party, to such party at the address specified below its name on the signature pages hereof, or in any case at such other address as such party shall have furnished to the Company in writing (or in the case of the Company, at such other address, or to the attention of such other officer, as the Company shall have furnished to each holder).

      3.7. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and permitted assigns of the parties hereto.

      3.8. Entire Agreement. This Agreement embodies the entire agreement and understanding between each holder and the Company and supersedes all prior agreements and understandings relating to the subject matter hereof.

      3.9. Termination. This Agreement shall terminate as to any stockholder who is a party to this Agreement on the date that such stockholder is entitled to sell all of the registrable stock then beneficially owned by such stockholder pursuant to the terms of Rule 144(k) under the Securities Act (or successor thereto), and shall survive the earlier termination of the Stockholders' Agreement, provided that any indemnification obligations hereunder shall survive the termination of this Agreement.

      3.10. Gender; Number. Unless the context of this Agreement otherwise requires, the masculine, feminine or neuter gender shall include the other genders, and the singular shall include the plural.

      3.11. Governing Law. This Agreement shall be construed and enforced in accordance with and governed by the law of the State of Delaware (excluding choice of law provisions thereof).

      3.12. Headings. The headings in this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

      3.13. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

      IN WITNESS WHEREOF, the parties hereto have executed or caused to be duly executed this Agreement on the date first written above.

                                   VITAS HEALTHCARE CORPORATION


                                   By: /s/ [ILLEGIBLE]
                                       ----------------------------------------
                                            President


                                   /s/ Hugh A. Westbrook
                                   --------------------------------------------
                                   HUGH A. WESTBROOK


                                   /s/ Carole S. Westbrook
                                   --------------------------------------------
                                   CAROLE S. WESTBROOK


                                   /s/ Esther T. Colliflower
                                   --------------------------------------------
                                   ESTHER T. COLLIFLOWER


                                   /s/ Donald Gaetz
                                   --------------------------------------------
                                   DONALD GAETZ
                                   Address: 923 East Choctawhatchee
                                            Road East
                                            Niceville, Florida 32578


                                   /s/ Earl M. Collier, Jr.
                                   --------------------------------------------
                                   EARL M. COLLIER, JR.
                                   Address: c/o Vitas Healthcare Corporation
                                            100 South Biscayne Blvd.
                                            Suite 1500
                                            Miami, Florida 33131

                                   /s/ J.R. Williams
                                   --------------------------------------------
                                   J.R. WILLIAMS
                                   Address: c/o Vitas Healthcare Corporation
                                            100 South Biscayne Blvd.
                                            Suite 1500
                                            Miami, Florida 33131

                                   VITAS HEALTHCARE CORPORATION
                                   EMPLOYEE STOCK OWNERSHIP PLAN/TRUST


                                   By: /s/ Hugh A. Westbrook
                                       ----------------------------------------
                                       Hugh A. Westbrook, Trustee
                                       Address: c/o Vitas Healthcare Corporation
                                                100 South Biscayne Blvd.
                                                Suite 1500
                                                Miami, Florida 33131


                                   OCR HOLDING COMPANY


                                   By:
                                       ----------------------------------------
                                         Treasurer

                                   Address: c/o Chemed Corporation
                                            2600 Chemed Center
                                            225 East 5th Street
                                            Cincinnati, OH 45202

                                   With a copy (which shall not constitute
                                   notice) to:

                                   Dinsmore & Shohl
                                   1900 Chemed Center
                                   Suite 16
                                   225 East 5th Street
                                   Cincinnati, OH 45202
                                   Attention:  Clifford A. Roe, Jr., Esq.

                                   ----------------------------------------
                                   J.R. WILLIAMS
                                   Address: c/o Vitas Healthcare Corporation
                                            100 South Biscayne Blvd.
                                            Suite 1500
                                            Miami, Florida 33131

                                   VITAS HEALTHCARE CORPORATION
                                   EMPLOYEE STOCK OWNERSHIP PLAN/TRUST


                                   By:
                                       ----------------------------------------
                                       Hugh A. Westbrook, Trustee
                                       Address: c/o Vitas Healthcare Corporation
                                                100 South Biscayne Blvd.
                                                Suite 1500
                                                Miami, Florida 33131

                                   OCR HOLDING COMPANY


                                   By: /s/ Timothy S. O'Toole
                                       ----------------------------------------
                                       Treasurer
                                   Address: c/o Chemed Corporation
                                            2600 Chemed Center
                                            225 East 5th Street
                                            Cincinnati, OH 45202

                                   With a copy (which shall not constitute
                                   notice) to:

                                   Dinsmore & Shohl
                                   1900 Chemed Center
                                   Suite 16
                                   225 East 5th Street
                                   Cincinnati, OH 45202
                                   Attention:  Clifford A. Roe, Jr., Esq.

                                   CHEMED CORPORATION


                                   By: /s/ Timothy S. O'Toole
                                       ----------------------------------------
                                   Executive VP & Treasurer
                                   Address: 2600 Chemed Center
                                            225 East 5th Street
                                            Cincinnati, OH 45202


                                   GALEN PARTNERS, II, L.P.

                                   By:  GWW Partners, L.P.,
                                        its General Partner


                                   By:
                                       ----------------------------------------
                                       General Partner


                                   GALEN PARTNERS INTERNATIONAL,
                                   II, L.P.

                                   By:  GWW Partners, L.P.,
                                        its General Partner


                                   By:
                                       ----------------------------------------
                                       General Partner

                                   CHEMED CORPORATION


                                   By:
                                       ----------------------------------------
                                       President
                                   Address: 2600 Chemed Center
                                            225 East 5th Street
                                            Cincinnati, OH 45202


                                   GALEN PARTNERS, II, L.P.

                                   By:  GWW Partners, L.P.,
                                        its General Partner


                                   By: /s/ Bruce F. Wesson
                                       ----------------------------------------
                                       General Partner


                                   GALEN PARTNERS INTERNATIONAL,
                                   II, L.P.

                                   By:  GWW Partners, L.P.,
                                        its General Partner


                                   By: /s/ Bruce F. Wesson
                                       ----------------------------------------
                                       General Partner

                                   GALEN ASSOCIATES

                                   By:  Wesson Enterprises, Inc., a
                                        General Partner


                                   By: /s/ Bruce F. Wesson
                                       ----------------------------------------
                                         President


                                   WARBURG, PINCUS INVESTORS, L.P.

                                   By:  Warburg Pincus & Co.,
                                        its General Partner


                                   By:
                                       ----------------------------------------
                                       Partner


                                   HARVEST PARTNERS INTERNATIONAL, L.P.

                                   By:  Harvest Associates International,
                                        L.P.,
                                        its General Partner


                                   By:
                                       ----------------------------------------
                                          General Partner

                                   DEUTSCHE BETEILIGUNGSGESELLSCHAFT


                                   By:
                                       ----------------------------------------
                                          Managing Director

                                   GALEN ASSOCIATES

                                   By:  Wesson Enterprises, Inc., a
                                        General Partner


                                   By:
                                       ----------------------------------------
                                         President

                                   WARBURG, PINCUS INVESTORS, L.P.

                                   By:  Warburg Pincus & Co.,
                                        its General Partner


                                   By: /s/ [SIGNATURE ILLEGIBLE]
                                       ----------------------------------------
                                       Partner


                                   HARVEST PARTNERS INTERNATIONAL, L.P.

                                   By:  Harvest Associates International,
                                        L.P.,
                                        its General Partner


                                   By:
                                       ----------------------------------------
                                          General Partner

                                   DEUTSCHE BETEILIGUNGSGESELLSCHAFT


                                   By:
                                       ----------------------------------------
                                      Managing Director

                                   GALEN ASSOCIATES

                                   By:  Wesson Enterprises, Inc., a
                                        General Partner


                                   By:
                                       ----------------------------------------
                                          President

                                   WARBURG, PINCUS INVESTORS, L.P.

                                   By:  Warburg Pincus & Co.,
                                        its General Partner


                                   By:
                                       ----------------------------------------
                                       Partner


                                   HARVEST PARTNERS INTERNATIONAL, L.P.

                                   By:  Harvest Associates International,
                                        L.P.,
                                        its General Partner


                                   By: /s/ [SIGNATURE ILLEGIBLE]
                                       ----------------------------------------
                                         General Partner

                                   DEUTSCHE BETEILIGUNGSGESELLSCHAFT


                                   By:
                                       ----------------------------------------
                                          Managing Director

                                   GALEN ASSOCIATES

                                   By:  Wesson Enterprises, Inc., a
                                        General Partner


                                   By:
                                       ----------------------------------------
                                         President

                                   WARBURG, PINCUS INVESTORS, L.P.

                                   By:  Warburg Pincus & Co.,
                                        its General Partner


                                   By:
                                       ----------------------------------------
                                        Partner


                                   HARVEST PARTNERS INTERNATIONAL, L.P.

                                   By:  Harvest Associates International,
                                        L.P.,
                                        its General Partner


                                   By:
                                       ----------------------------------------
                                         General Partner

                                   DEUTSCHE BETEILIGUNGSGESELLSCHAFT


                                   By: /s/ [SIGNATURE ILLEGIBLE]
                                       ----------------------------------------
                                          Managing Director

                                   FRANKLIN CAPITAL ASSOCIATES II L.P.

                                   By:  Franklin Ventures II L.P.,
                                        its General Partner

                                   By:  Franklin Venture Capital Inc.,
                                        its General Partner


                                   By: /s/ [SIGNATURE ILLEGIBLE]
                                       ----------------------------------------
                                            Vice President


                                   HLM PARTNERS II L.P.

                                   By:  HLM Associates II, L.P.,
                                        its General Partner


                                   By:
                                       ----------------------------------------
                                            General Partner


                                   THE FORMANEK INVESTMENT TRUST


                                   By:
                                       ----------------------------------------
                                      Peter Formanek, Trustee


                                   --------------------------------------------
                                   HOWARD E. COX, JR.


                                   --------------------------------------------
                                   DAVID BELLET

                                   FRANKLIN CAPITAL ASSOCIATES II L.P.

                                   By:  Franklin Ventures II L.P.,
                                        its General Partner

                                   By:  Franklin Venture Capital Inc.,
                                        its General Partner


                                   By:
                                       ----------------------------------------
                                            President


                                   HLM PARTNERS II L.P.

                                   By:  HLM Associates II, L.P.,
                                        its General Partner


                                   By: /s/ [SIGNATURE ILLEGIBLE]
                                       ----------------------------------------
                                            General Partner


                                   THE FORMANEK INVESTMENT TRUST


                                   By:
                                       ----------------------------------------
                                       Peter Formanek, Trustee


                                   --------------------------------------------
                                   HOWARD E. COX, JR.


                                   --------------------------------------------
                                   DAVID BELLET

                                   FRANKLIN CAPITAL ASSOCIATES II L.P.

                                   By:  Franklin Ventures II L.P.,
                                        its General Partner

                                   By:  Franklin Venture Capital Inc.,
                                        its General Partner


                                   By:
                                       ----------------------------------------
                                            President


                                   HLM PARTNERS II L.P.

                                   By:  HLM Associates II, L.P.,
                                        its General Partner


                                   By:
                                       ----------------------------------------
                                            General Partner


                                   THE FORMANEK INVESTMENT TRUST


                                   By: /s/ Peter Formanek, Trustee
                                       ----------------------------------------
                                       Peter Formanek, Trustee


                                   --------------------------------------------
                                   HOWARD E. COX, JR.


                                   --------------------------------------------
                                   DAVID BELLET

                                   FRANKLIN CAPITAL ASSOCIATES II L.P.

                                   By:  Franklin Ventures II L.P.,
                                        its General Partner

                                   By:  Franklin Venture Capital Inc.,
                                        its General Partner


                                   By:
                                       ----------------------------------------
                                            President


                                   HLM PARTNERS II L.P.

                                   By:  HLM Associates II, L.P.,
                                        its General Partner


                                   By:
                                       ----------------------------------------
                                            General Partner


                                   THE FORMANEK INVESTMENT TRUST


                                   By:
                                       ----------------------------------------
                                      Peter Formanek, Trustee


                                   /s/ HOWARD E. COX, JR.
                                   --------------------------------------------
                                   HOWARD E. COX, JR.


                                   --------------------------------------------
                                   DAVID BELLET

                                   FRANKLIN CAPITAL ASSOCIATES II L.P.

                                   By:  Franklin Ventures II L.P.,
                                        its General Partner

                                   By:  Franklin Venture Capital Inc.,
                                        its General Partner


                                   By:
                                       ----------------------------------------
                                            President


                                   HLM PARTNERS II L.P.

                                   By:  HLM Associates II, L.P.,
                                        its General Partner


                                   By:
                                       ----------------------------------------
                                            General Partner


                                   THE FORMANEK INVESTMENT TRUST


                                   By:
                                       ----------------------------------------
                                      Peter Formanek, Trustee


                                   --------------------------------------------
                                   HOWARD E. COX, JR.


                                   /s/ DAVID BELLET
                                   --------------------------------------------
                                   DAVID BELLET

                                   SCHEDULE A

                                  STOCKHOLDERS

Hugh A. Westbrook
Carole S. Westbrook
Esther T. Colliflower
Donald Gaetz
Earl Collier
J.R. Williams
Vitas Healthcare Corporation
Employee Stock Ownership Plan/Trust
OCR Holding Company

                                             Number of Shares of
Investors                                      Preferred Stock
---------                                    -------------------

Galen Partners II, L.P.                           81,391
Galen Partners International II, L.P.             18,314
Galen Associates                                     295
Warburg, Pincus Investors, L.P.                  100,000
Harvest Partners International, L.P.              12,500
Deutsche Beteiligungsgesellschaft                 22,500
Franklin Capital Associates II L.P.               11,250
HLM Partners II L.P.                              10,000
The Formanek Investment Trust                      3,750
Howard E. Cox, Jr.                                 2,000
David Bellet                                         500


                                      -28-